ACQUISITIONS AND OTHER ARRANGEMENTS	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
ACQUISITIONS AND OTHER ARRANGEMENTS

NOTE 5

ACQUISITIONS AND OTHER ARRANGEMENTS

Claris Injectables Limited

On July 27, 2017, Baxter acquired 100 percent of Claris, a wholly owned subsidiary of Claris Lifesciences Limited, for total cash consideration of approximately $629 million, net of cash acquired. Through the acquisition, Baxter added capabilities in production of essential generic injectable medicines, such as anesthesia and analgesics, renal, anti-infectives and critical care in a variety of presentations including bags, vials and ampoules.

In the fourth quarter of 2017, the company adjusted its preliminary estimates of the fair value of assets acquired and liabilities assumed as of the acquisition date. The measurement period adjustments included a $45 million increase to other intangible assets and a $26 million increase to deferred tax and uncertain tax position liabilities.  The adjustments resulted in a corresponding decrease in goodwill of $19 million. The measurement period adjustments did not have a material impact on Baxter’s results of operations in 2017.

The following table summarizes the fair value of the assets acquired and liabilities assumed as of the acquisition date for the company’s acquisition of Claris:

(in millions)
Assets acquired and liabilities assumed
Cash	$11
Accounts and other current receivables	16
Inventories	30
Prepaid expenses and other	16
Property, plant and equipment	132
Goodwill	291
Other intangible assets	280
Other	20
Accounts payable and accrued liabilities	(22)
Other long-term liabilities	(134)
Total assets acquired and liabilities assumed	$640

The valuation of total assets acquired and liabilities assumed are preliminary and measurement period adjustments may be recorded in the future as the company finalizes its fair value estimates.  The results of operations of Claris have been included in the company’s consolidated statement of income since the date the business was acquired and were not material. Acquisition and integration costs associated with the Claris acquisition were $28 million in 2017, and were primarily included within marketing and administrative expenses in the consolidated statements of income.

Baxter allocated $280 million of the total consideration to acquired intangible assets.  The acquired intangible assets include $140 million of developed technology with a weighted-average useful life of 8 years and $140 million of IPR&D with an indefinite useful life. For the IPR&D, additional R&D will be required prior to technological feasibility.

The fair value of intangible assets was determined using the income approach.  The income approach is a valuation technique that provides an estimate of the fair value of an asset based on market participant expectations of the cash flows an asset will generate over its remaining useful life, discounted to present value at a rate to reflect the internal rate of return and uncertainty in the cash flow projections.  The discount rates used to measure the developed technology and IPR&D intangible assets were 12% and 13%, respectively.  The company considers the fair value of each of the acquired intangible assets to be Level 3 assets due to the significant estimates and assumptions used by management in establishing the estimated fair values.  Refer to Note 10 for additional information regarding fair value measurements.

The goodwill, which is not deductible for tax purposes, includes the value of potential future technologies as well as the overall strategic benefits to Baxter in the injectables market, and is included in the Americas segment.

Baxter and Claris Lifesciences Limited have reached an agreement to settle certain claims related to the acquired operations and to terminate a development agreement with Dorizoe Lifesciences Limited.  As a result, Baxter received $73 million in February 2018 and released an accrued liability to Claris Lifesciences Limited of $7 million. The total of $80 million will be reflected as a benefit in the 2018 consolidated income statement.

RECOTHROM and PREVELEAK

In January 2018, Baxter agreed to acquire two hemostat and sealant products from Mallinckrodt plc: RECOTHROM Thrombin topical (Recombinant), the first and only stand-alone recombinant thrombin, and PREVELEAK Surgical Sealant, which is used in vascular reconstruction.  The purchase price includes an upfront payment of approximately $153 million and potential contingent payments in the future.  The transaction is expected to close in the first half of 2018, subject to the satisfaction of regulatory approvals and other closing conditions.

Celerity Pharmaceuticals, LLC

In September 2013, Baxter entered into an agreement with Celerity Pharmaceutical, LLC (Celerity) to develop certain acute care generic injectable premix and oncolytic molecules through regulatory approval. Baxter transferred its rights in these molecules to Celerity and Celerity assumed ownership and responsibility for development of the molecules. Baxter is obligated to purchase the individual product rights from Celerity if the products obtain regulatory approval. In 2017, 2016 and 2015, Baxter paid $20 million, $23 million and $14 million, respectively, to acquire the rights to various molecules. Baxter capitalized the purchase prices as intangible assets and is amortizing the assets over their estimated economic lives of 12 years. As of December 31, 2017, Baxter’s estimated future payments total up to $243 million upon Celerity’s achievement of specified regulatory approvals.

Other

In addition to the significant arrangements described above, Baxter has entered into several other collaborative arrangements. Baxter could make additional payments of up to $25 million upon the achievement of certain development and regulatory milestones, in addition to future payments related to contingent commercialization milestones, profit-sharing, and royalties.